Exhibit 10.1

THIRD INCREASE AGREEMENT AND WAIVER

THIRD INCREASE AGREEMENT AND WAIVER, dated as of August 12, 2009 (this “Agreement”), prepared pursuant to Section 4.1(b) of the Credit Agreement, dated as of May 20, 2008 (as amended, supplemented, extended or restated, or otherwise modified prior to the date hereof including by the First Amendment to the Credit Agreement dated as of July 18, 2008 (the “First Amendment”) and the Second Amendment and Increase Agreement dated as of September 15, 2008  (the “Second Amendment”), and as modified hereby, and as further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among BUCKEYE ENERGY SERVICES LLC, on behalf of itself and as the surviving entity of the merger of Farm & Home Oil Company LLC (“F&H”) with and into Buckeye Energy Services LLC (the “Borrower”), the several Lenders from time to time parties thereto, and BNP Paribas, as Administrative Agent (the “Administrative Agent”) and as collateral agent.

RECITALS

WHEREAS, pursuant to Section 4.1(b)(i) of the Credit Agreement, the Borrower is requesting that the Lenders concurrently increase the Commitments so that the Total Commitments equal $250,000,000 following the effectiveness of such increase;

WHEREAS, pursuant to Section 4.1(b) of the Credit Agreement, Barclays Bank PLC (the “New Lender”) has agreed to join the Credit Agreement and to make Commitments under the Credit Agreement on the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, the Borrower is requesting that the Lenders hereby waive compliance with the terms and conditions of Section 4.1(b)(i), (ii) and (iii) of the Credit Agreement solely with respect to the requirements under each such Section for the Borrower to deliver notice of a requested increase in Commitments;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent, the Existing Lenders and the New Lender hereby agree as follows:

1.                                       Defined Terms.  Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

1.1                                 Increase Agreement and New Lender Agreement.  The New Lender hereby agrees to make Loans to the Borrower or participate in Letters of Credit from time to time until the Termination Date in an aggregate principal amount at any one time outstanding not to exceed its Commitment (as set forth in Schedule 1.0), such agreement to be effective as of the Increase Effective Date (as defined below) upon the receipt by the Administrative Agent from the New Lender of the amounts required to be paid by the New Lender pursuant to Section 4.1(b) of the Credit Agreement, which amounts the New Lender agrees to pay on or before August 12, 2009.  From and after the Increase Effective Date, the New Lender shall be a party to the Credit Agreement and, to the extent provided in this Agreement, have the rights and obligations of a Lender under the Credit Agreement and under the other Loan Documents and shall be bound by the provisions thereof.

3.                                       Commitments; New Lender.  Effective upon the Increase Effective Date, the Commitments for the New Lender shall be as set forth in Schedule 1.0 attached hereto.  Schedule 1.0 shall also set forth the Commitments for the Existing Lenders as of the Increase Effective Date.

4.                                    Conditions Precedent.  This Agreement shall become effective (the “Increase Effective Date”) upon the satisfaction of the following conditions precedent:

(a)          Agreement.          The Administrative Agent shall have received this Agreement, executed and delivered by a duly authorized officer of the Borrower, the New Lender and the Required Lender.

(b)         Secretary’s Certificates.  The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of each Loan Party, dated as of the Increase Effective Date, substantially in the form of Exhibit E to the Credit Agreement, with appropriate insertions and attachments, satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of such Loan Party.

(c)          Proceedings of the Loan Parties.  The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors (or analogous body) of each Loan Party authorizing (i) the execution, delivery and performance of this Agreement and the Notes delivered on the Increase Effective Date, and the reaffirmations of the applicable Loan Documents to which it is a party, and (ii) the reaffirmation by it of the Liens created pursuant to the Security Documents, certified by the Secretary or an Assistant Secretary of such Loan Party, or, if applicable, of the general partner or managing member or members of such Loan Party as of the Increase Effective Date, which certification shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

(d)         Incumbency Certificates.  To the extent the following have been amended, restated, supplemented or otherwise modified since the Closing Date, the Administrative Agent shall have received, with a counterpart for each Lender, a certificate of each Loan Party, dated as of the date hereof, as to the incumbency and signature of the officers of such Loan Party executing this Agreement and the Notes delivered on the Increase Effective Date, which certificate shall be included in the certificate delivered in respect of such Loan Party pursuant to Section 4(b) above, shall be satisfactory in form and substance to the Administrative Agent, and shall be executed by the President or any Vice President and the Secretary or any Assistant Secretary of such Loan Party.

(e)          Organizational Documents.  To the extent the following have been amended, restated, supplemented or otherwise modified since the Closing Date, the Administrative Agent shall have received, with a counterpart for each Lender, true and complete copies of the Governing Documents of each Loan Party, certified as of the date hereof as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Loan Party, which certification shall be included in the certificate delivered in respect of such Loan Party pursuant to Section 4(b) above and shall be in form and substance satisfactory to the Administrative Agent.

(f)            Good Standing Certificates.  The Administrative Agent shall have received, with a copy for each Lender, certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of each Loan Party (i) to the extent relevant under applicable laws, in the jurisdiction of its organization and (ii) in each other jurisdiction where its ownership, lease or operation of property or the conduct of its business requires it to qualify as a foreign Person except, as to this subclause (ii), where the failure to so qualify could not have a Material Adverse Effect.

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(g)         Consents, Licenses and Approvals.  The Administrative Agent shall have received, with a counterpart for each Lender, a certificate of a Responsible Officer of the Borrower either (i) attaching copies of all consents, authorizations and filings referred to in Section 6.1(i) of the Credit Agreement, and stating that such consents, licenses and filings are in full force and effect, and each such consent, authorization and filing shall be in form and substance satisfactory to the Administrative Agent or (ii) stating that no such consents, licenses or approvals are so required.

(h)         Other Conditions.  Each of the other conditions to the Increase Effective Date provided in Section 4.1(b) of the Credit Agreement shall have been satisfied.

5.                                       Representations and Warranties.  To induce the New Lender and the Existing Lenders to enter into this Agreement, the Borrower hereby represents and warrants to the undersigned Lenders that, after giving effect to the increase of the Commitments and the other modifications to the Credit Agreement provided for herein, the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct in all material respects as of the date hereof, except for those representations and warranties that by their terms were made as of a specified date which shall be true and correct on and as of such date, and that no Default or Event of Default has occurred and is continuing.

6.                                       Disclaimer.  The New Lender and each Existing Lender acknowledges and agrees that no Lender party to the Credit Agreement (i) has made any representation or warranty and shall  have no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Documents or any other instrument or document furnished pursuant thereto; (ii) has made any representation or warranty and shall have no responsibility with respect to the financial condition of the Borrower or any other obligor or the performance or observance by the Borrower or any obligor of any of their respective obligations under the Credit Agreement or any other Loan Documents or any other instrument or document furnished pursuant hereto or thereto. The New Lender (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 6.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Lenders or the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (iv) agrees that it will be bound by the provisions of the Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

7.                                       No Other Amendments or Waivers.  Except as expressly amended or waived hereby, the Credit Agreement, the Notes and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

8.                                       Reaffirmations.

(a)                                   The Borrower hereby reaffirms its obligations (including the obligations formerly owed by F&H, to which the Borrower has succeeded by operation of law) under the Security Agreement

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and acknowledges and agrees, after giving effect to the Credit Agreement (including the amendments and increases thereto, effectuated by the First Amendment, the Second Amendment and by this Agreement), that the security interest in the Collateral granted in the Security Agreement is continuing and in full force and effect in favor of the Collateral Agent on behalf of and for the ratable benefit of the Secured Parties (as defined in the Security Agreement).

(b)                                 The Borrower hereby reaffirms its obligations (including the obligations formerly owed by F&H, to which the Borrower has succeeded by operation of law) under the Guarantee and acknowledges and agrees, after giving effect to the Credit Agreement (including the amendments and increases thereto, effectuated by the First Amendment, the Second Amendment and by this Agreement), that the guarantee contained therein is continuing and shall remain in full force and effect in favor of the Collateral Agent on behalf of and for the ratable benefit of the Secured Parties (as defined in the Security Agreement).

(c)                                  The Borrower hereby reaffirms its obligations (including the obligations formerly owed by F&H, to which the Borrower has succeeded by operation of law) under the Pledge Agreement and acknowledges and agrees, after giving effect to the Credit Agreement (including the amendments and increases thereto, effectuated by the First Amendment, the Second Amendment and by this Agreement), that the grant of security interest in the Pledged Collateral (as defined in the Pledge Agreement) granted in the Pledge Agreement is continuing and in full force and effect in favor of the Collateral Agent on behalf of and for the ratable benefit of the Secured Parties (as defined in the Security Agreement).

(d)                                 The Borrower hereby reaffirms its obligations its obligations (including the obligations formerly owed by F&H, to which the Borrower has succeeded by operation of law) under all of the other Loan Documents to which it is a party and acknowledges and agrees, after giving effect to the Credit Agreement (including the amendments and increases thereto, effectuated by the First Amendment, the Second Amendment and by this Agreement), that such obligations are continuing and shall remain in full force and effect.

9.                                       Legal Opinions. Within ten days after the Increase Effective Date, the Borrower shall deliver to the Administrative Agent an executed legal opinion of Vinson & Elkins LLP, counsel to the Borrower, in form and substance satisfactory to the Administrative Agent and covering such matters incident to the transactions contemplated by this Agreement as the Administrative Agent, the Existing Lenders and the New Lender may reasonably require; provided that, the Administrative Agent may extend the deadline for satisfaction of this covenant in its sole discretion.

10.                                 Counterparts.  This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

11.                                 Waiver.

(a)                                  The Borrower hereby makes a written request to increase the Total Commitments to $250,000,000 and hereby requests that such increase be effective as of the Increase Effective Date.  The Lenders hereby waive compliance with the terms and conditions of Section 4.1(b)(i), (ii) and (iii) of the Credit Agreement solely with respect to the requirements under each such Section for the Borrower to deliver notice of a requested increase in Commitments.  The Lenders hereby agree and acknowledge that this Agreement satisfies the notice and approval requirements set forth in such Sections.

(b)                                 The Borrower hereby makes a written request to increase the Maximum Sub-Limit to $250,000,000 and hereby requests that such increase be effective as of the Increase Effective

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Date.  The Lenders hereby waive compliance with the terms and conditions of clause (a)(ii) of the definition of “Sub-Limit” in the Credit Agreement solely with respect to the requirements under such clause for the Borrower to deliver a Sub-Limit Election Notice.  The Lenders hereby agree and acknowledge that this Amendment satisfies the requirements under the Credit Agreement to deliver a Sub-Limit Election Notice.

12.                                 Applicable Law.  This Agreement shall be governed by, and construed and interpreted in accordance with, the Law of the state of New York.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

BUCKEYE ENERGY SERVICES LLC,
as Borrower

By:	/s/
Name:
Title:

[SIGNATURE PAGE TO THIRD INCREASE AGREEMENT AND WAIVER]

BARCLAYS BANK PLC

By:	/s/
Name:
Title:

[SIGNATURE PAGE TO THIRD INCREASE AGREEMENT AND WAIVER]

BNP PARIBAS, as Lender

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

BNP PARIBAS, as Administrative Agent

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

[SIGNATURE PAGE TO THIRD INCREASE AGREEMENT AND WAIVER]

UNIVEST NATIONAL BANK AND TRUST CO.

By:	/s/
Name:
Title:

[SIGNATURE PAGE TO THIRD INCREASE AGREEMENT AND WAIVER]

NATIXIS, NEW YORK BRANCH

By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

[SIGNATURE PAGE TO T AMENDMENT AND INCREASE AGREEMENT]

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK FRANKFURT AM MAIN

By:	/s/
Name:
Title:

[SIGNATURE PAGE TO THIRD INCREASE AGREEMENT AND WAIVER]

RZB FINANCE LLC

By:	/s/
Name:
Title:

[SIGNATURE PAGE TO THIRD INCREASE AGREEMENT AND WAIVER]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH

By:	/s/
Name:
Title:

[SIGNATURE PAGE TO THIRD INCREASE AGREEMENT AND WAIVER]

MANUFACTURERS AND TRADERS
TRUST COMPANY

By:	/s/
Name:
Title:

[SIGNATURE PAGE TO T AMENDMENT AND INCREASE AGREEMENT]

Schedule 1.0 to
Second Amendment and

Increase Agreement

LENDERS AND COMMITMENTS

New Lender	Applicable Lending Office	Commitment

Barclays Bank PLC	200 Park Avenue New York, NY 10166	$75,000,000

Manufacturers and Traders Trust Company	One M&T Plaza Buffalo, New York 14203-2399	$15,000,000

Univest National Bank and Trust Co.	14 North Main Street Souderton, PA 18964	$15,000,000

Natixis, New York Branch	1251 Avenue of the Americas New York, NY 10020	$25,000,000

DZ Bank AG Deutsche Zentral-Genossenschaftsbank Frankfurt Am Main	609 Fifth Avenue, 7th Floor New York, NY 10017	$15,000,000

RZB Finance LLC	1133 Avenue of the Americas New York, NY 10036	$15,000,000

BNP Paribas	787 Seventh Avenue, 30th Floor New York, NY 10019	$75,000,000

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch	1251 Avenue of the Americas New York, NY 10020-1104	$15,000,000

TOTAL COMMITMENTS		$250,000,000